Exhibit 99.3

NASDAQ: QCOR

Fourth Quarter and Full Year 2013

Conference Call

Conference Call Logistics

Today’s webcast, accompanying slide presentation and archived replay is available online at http://ir.questcor.com/events.cfm

Telephone replay is available by dialing:

– U.S.: (855) 859-2056.

– International: (404) 537-3406.

– Passcode: 55826448

This presentation contains forward-looking statements including, but not limited to, statements related to: our reliance on Acthar for substantially all of our net sales and profits; reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; our ability to receive high reimbursement levels from third party payers; the complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; the lack of patent protection for Acthar and the possible FDA approval and market introduction of additional competitive products; our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, rheumatology-related conditions, MS or IS, and our ability to develop other therapeutic uses for Acthar; research and development risks, including risks associated with Questcor’s work in the area of NS and Lupus, our efforts to develop and obtain FDA approval of Synacthen, our reliance on third-parties to conduct research and development, our ability to conduct our own clinical trial research and development programs, and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including government investigations and private securities litigation; our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; an increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; our ability to estimate reserves required for Acthar used by government Safe Harbor Statement entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; our ability to effectively manage our growth, including the expansion of our sales forces, planned international expansion, and our reliance on key personnel; our ability to successfully identify, acquire or integrate acquisition targets or other business combinations, our ability to integrate the BioVectra business with our business and to manage, and grow, a contract manufacturing business; our ability to comply with foreign regulations related to the operation of BioVectra’s business and the international sales of Synacthen; the impact to our business caused by economic conditions; our ability to protect our trade secrets and other proprietary rights; the risk of product liability lawsuits; our ability to successfully enter into, and operate in, international markets; the risk of unfavorable changes in currency exchange rates; unforeseen business interruptions and security breaches; Volatility in Questcor’s Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; our ability and willingness to continue to pay our quarterly dividend or make future increases in our quarterly dividend; and other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC. The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance. Questcor undertakes no duty or obligation to update any forward looking statements contained in this presentation as a result of new information, future events or changes in its expectations. 3

28,112 vials shipped, up 36% YOY

$798.9M net sales, up 57% YOY

$810.4M Non-GAAP net sales, up 59% YOY

FY-2013 Financial Highlights

$4.76 GAAP diluted EPS, up 52% YOY

$5.48 Non-GAAP diluted EPS, up 65% YOY

$59.7M R&D investment, up 74% YOY

Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 13.

8,100 vials shipped, up 28% YOY

$242.9M net sales, up 51% YOY

$1.44 GAAP diluted EPS, up 40% YOY

Q4-2013 Financial Highlights

$1.67 Non-GAAP diluted EPS, up 53% YOY

$19.6M R&D investment, up 62% YOY

Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 13.

Paid Rx Comparison

Q4 – 2013 Q4 – 2012 Q3 – 2013

NS 390—400 _5% _5%

MS 1,345—1,355 _9% _3%

New Paid Acthar Prescriptions by Therapeutic Area*

IS 180—185 _3% _20%

Rheumatology 540—550 N/M _19%

Total 2,450—2,500** _31% 0%

* Includes prescriptions covered by commercial carriers, Medicare, Medicaid and Tricare in all periods regardless of the rebate percentage applicable in those periods.

** Total number of prescriptions includes all paid prescriptions.

Based on internal company estimates

Expanding Acthar Sales

Across Therapeutic Areas

Acthar Net Sales ($M)

$509

$761

Multiple Sclerosis

Nephrology

Rheumatology

Other

2009 2010 2011 2012 2013

$88

$115

$218

*Numbers on the bar graph represent actual Acthar net sales. The underlying allocation of Acthar net sales is based on

Management’s internal estimates;

Infantile Spasms

R&D Objective: Addressing Unmet Medical

Needs with Acthar and Synacthen

Understanding the biological properties of melanocortin peptides such as Acthar and Synacthen

– Specific biochemical pathways, cells, and tissues

– Immunomodulation and anti-inflammatory effects

Understanding the benefit of Acthar in devastating medical conditions

Building the body of evidence surrounding the efficacy and safety of

Acthar on-label indications

Demonstrating the clinical benefit of Acthar and Synacthen in new indications

Pre-Clinical Phase 1 Phase 2 Phase 3 Phase 4

Expanding the Body of Evidence for

On-Label and New Indications/Targets

IDIOPATHIC MEMBRANOUS NEPHROPATHY

SYSTEMIC LUPUS ERYTHEMATOSUS

DIABETIC NEPHROPATHY

AMYOTROPHIC LATERAL SCLEROSIS

ACUTE RESPIRATORY DISTRESS

SYNDROME

ALS Phase 2 Open-Label Safety Study for

Acthar

Goals

– Assess short-term safety and tolerability of Acthar in ALS

– Inform dosage selection for future studies

Study Design

– Enroll up to 40 patients at multiple sites in U.S.

– 8-week treatment, plus optional 28-week open label extension

– Patients randomized to one of four dosing regimens

Findings to Drive Design for Pivotal Efficacy Study

ARDS Phase 2 Safety and Efficacy Study for

Acthar

Goals

– Determine if Acthar increases number of ventilator-free days during 28-day treatment period

– Assess if Acthar reduces mortality, organ failure, length of hospital or ICU stay

– Inform dosage selection for future studies

Study Design

– 4-week randomized, placebo controlled trial

– Enroll up to 210 patients at up to 40 sites in U.S.

– Patients randomized to one of six dosing regimens Findings to Drive Design for Pivotal Efficacy Study

Q4 – 2013 Q4 – 2012 Change

Net Sales ($M) $242.9 $160.5 51%

Fully Diluted, GAAP EPS $1.44 $1.03 40%

Fully Diluted, Non-GAAP EPS $1.67 $1.09 53%

Q4-2013 Financial Results

Cash and Short Term

Investments ($M)

$320.0* $155.3

Cash Flow from Operations ($M) $105.9 $83.7

Diluted Shares Outstanding 62.3 60.3

12 * Includes $75 million in restricted cash. See reconciliation table on slide 13.

Reconciliation of Non-GAAP Adjusted Financial Disclosure

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	2013	2012
Adjusted net income	$103,697	$65,705	$336,514	$209,644
Share-based compensation expense (1)	(5,358)	(3,590)	(19,149)	(10,502)
Depreciation and amortization expense (2)	(3,171)	(175)	(9,439)	(811)
Other non-cash expense (income) related to acquisition of BioVectra (3)	(4,076)	—	(4,912)	—
Other non-cash expense (income) related to acquisition of Synacthen (4)	(1,109)	—	(2,267)	—
Change in accounting estimate (5)	—	—	(7,659)	—
Impairment of goodwill and intangibles (6)	—	—	(479)	(656)
Net income – GAAP	$89,983	$61,940	$292,609	$197,675
Adjusted net income per share – basic	$ 1.75	$ 1.13	$ 5.74	$ 3.48
Share-based compensation expense (1)	(0.09)	(0.06)	(0.33)	(0.17)
Depreciation and amortization expense (2)	(0.05)	(0.00)	(0.16)	(0.01)
Other non-cash expense (income) related to acquisition of BioVectra (3)	(0.07)	—	(0.08)	—
Other non-cash expense (income) related to acquisition of Synacthen (4)	(0.02)	—	(0.04)	—
Change in accounting estimate (5)	—	—	(0.13)	—
Impairment of goodwill and intangibles (6)	—	—	(0.01)	(0.01)
Net income per share – basic	$ 1.51	$ 1.07	$ 4.99	$ 3.28
Adjusted net income per share – diluted	$ 1.67	$ 1.09	$ 5.48	$ 3.33
Share-based compensation expense (1)	(0.09)	(0.06)	(0.31)	(0.17)
Depreciation and amortization expense (2)	(0.05)	(0.00)	(0.15)	(0.01)
Other non-cash expense (income) related to acquisition of BioVectra (3)	(0.07)	—	(0.08)	—
Other non-cash expense (income) related to acquisition of Synacthen (4)	(0.02)	—	(0.04)	—
Change in accounting estimate (5)	—	—	(0.12)	—
Impairment of goodwill and intangibles (6)	—	—	(0.01)	(0.01)
Net income per share – diluted	$ 1.44	$ 1.03	$ 4.76	$ 3.14
Pharmaceuticals net sales	$230,234	$160,532	$761,347	$509,292
Contract manufacturing net sales	12,647	—	37,582	—
Consolidated net sales	242,881	160,532	798,929	509,292
Medicaid adjustment	—	—	11,500	—
Adjusted consolidated net sales	$242,881	$160,532	$810,429	$509,292

QUESTCOR PHARMACEUTICALS, INC.

13

Notes to Reconciliation of Non-GAAP Adjusted Financial Disclosure Reconciliation of Non-GAAP Adjusted Financial Disclosure Net income per share – basic and diluted may not foot due to rounding. Use of Non-GAAP Financial Measures

Our “non-GAAP adjusted net income” excludes the following items from GAAP net income:

1. Share-based compensation expense.

2. Depreciation and amortization expense, including amortization expense on our purchased 14 intangibles.

3. Expense associated with the net present value adjustment on our contingent consideration.

4. Expense associated with the net present value adjustment on the R&D liability in conjunction with acquisition of Synacthen.

5. Medicaid adjustment for prior period 2002 – 2009.

6. Impairment of purchased technology related to our acquisition of Doral.

8,100 vials shipped, up 28% YOY

$242.9M net sales, up 51% YOY

$1.44 GAAP diluted EPS, up 40% YOY

Q4-2013 Financial Highlights

$1.67 Non-GAAP diluted EPS, up 53% YOY

$19.6M R&D investment, up 62% YOY

Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 13.

$642

$972

Annualized Quarterly Net Sales

Net Sales ($M)

$117

$302

Q4 ‘10 Q4 ‘11 Q4 ‘12 Q4 ‘13

Each bar represents the applicable fourth quarter net sales multiplied by 4.

3-Year Net Sales

Quarterly Net Sales ($M)



$31.3
$29.3
$36.8
$46.0
$59.8
$75.5
$96.0
$112.5
$140.3
$160.5
$135.1
$184.6
$236.3
$242.9
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13

QUESTCOR PHARMACEUTICALS, INC.

17

Strong Platform for Growth

Increasing penetration of current Acthar markets and expanding sales into new, approved indications

– NS and MS market penetration remains modest

– Rheumatology is a new Acthar market in very early development; growing rapidly

– Pilot selling effort in pulmonology for symptomatic sarcoidosis

– Possible Acthar role in dermatology and ophthalmology indications being evaluated for commercial potential

Untapped international market opportunities

– Developing international markets for Synacthen and Acthar

Developing new indications for Acthar, Synacthen and potentially other melanocortin therapeutics

Strong free cash flow generation enables possible strategic options

NASDAQ: QCOR

Fourth Quarter and Full Year 2013 Conference Call